MUTUAL FUND SERIES TRUST

Catalyst/Groesbeck Growth of Income Fund (the “Fund”)
Class A: CGGAX Class C: CGGCX Class I: CGGIX

January 14, 2019

The information in this Supplement amends certain information contained in the currently effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated November 1, 2018.

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The following changes are expected to take place on or about March 12, 2019:

•	The Fund’s name will be changed to the Catalyst Growth of Income Fund.

•	The Fund will implement material changes to its investment strategies, policies and restrictions, including changes to its policy respecting its concentration in an industry or group of industries and its status as a diversified fund. These changes will be reflected in a new prospectus, summary prospectus and SAI dated on or about March 12, 2019, and additional information regarding the change to the Fund’s concentration policy and to the diversified status of the Fund will be set forth in an information statement, dated on or before March 19, 2019.

•	Groesbeck Investment Management Corp. (“Groesbeck”) will no longer serve as the sub-advisor of the Fund. In addition, David Miller, Senior Portfolio Manager of Catalyst Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), and Charles Ashley, Portfolio Manager of the Advisor, will replace Robert Groesbeck and Robert P. Dainesi as the Portfolio Managers of the Fund. Information regarding these changes will be set forth in a new prospectus, summary prospectus and SAI dated on or about March 12, 2019.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus, and Statement of Additional Information, each dated November 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.